Exhibit 24

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of ConAgra, Inc., par value $5.00 per share, which may be offered for sale or sold under the International Home Foods, Inc. 1997 Stock Option Plan, or upon the exercise of options assumed by ConAgra, Inc. in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., or any ConAgra plan providing for the assumption of such options, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of June, 2000.

                                     /s/  C. M. Harper
                                     C. M. Harper

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of ConAgra, Inc., par value $5.00 per share, which may be offered for sale or sold under the International Home Foods, Inc. 1997 Stock Option Plan, or upon the exercise of options assumed by ConAgra, Inc. in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., or any ConAgra plan providing for the assumption of such options, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of June, 2000.

                                     /s/  Robert A. Krane
                                     Robert A. Krane

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of ConAgra, Inc., par value $5.00 per share, which may be offered for sale or sold under the International Home Foods, Inc. 1997 Stock Option Plan, or upon the exercise of options assumed by ConAgra, Inc. in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., or any ConAgra plan providing for the assumption of such options, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of June, 2000.

                                     /s/  Mogens Bay
                                     Mogens Bay

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of ConAgra, Inc., par value $5.00 per share, which may be offered for sale or sold under the International Home Foods, Inc. 1997 Stock Option Plan, or upon the exercise of options assumed by ConAgra, Inc. in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., or any ConAgra plan providing for the assumption of such options, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of June, 2000.

                                     /s/  Carl E. Reichardt
                                     Carl E. Reichardt

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of ConAgra, Inc., par value $5.00 per share, which may be offered for sale or sold under the International Home Foods, Inc. 1997 Stock Option Plan, or upon the exercise of options assumed by ConAgra, Inc. in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., or any ConAgra plan providing for the assumption of such options, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of June, 2000.

                                     /s/  Ronald W. Roskens
                                     Ronald W. Roskens

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as her true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for her and in her name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of ConAgra, Inc., par value $5.00 per share, which may be offered for sale or sold under the International Home Foods, Inc. 1997 Stock Option Plan, or upon the exercise of options assumed by ConAgra, Inc. in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., or any ConAgra plan providing for the assumption of such options, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of June, 2000.

                                     /s/  Marjorie M. Scardino
                                     Marjorie M. Scardino

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of ConAgra, Inc., par value $5.00 per share, which may be offered for sale or sold under the International Home Foods, Inc. 1997 Stock Option Plan, or upon the exercise of options assumed by ConAgra, Inc. in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., or any ConAgra plan providing for the assumption of such options, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of June, 2000.

                                     /s/  Walter Scott, Jr.
                                     Walter Scott, Jr.

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of ConAgra, Inc., par value $5.00 per share, which may be offered for sale or sold under the International Home Foods, Inc. 1997 Stock Option Plan, or upon the exercise of options assumed by ConAgra, Inc. in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., or any ConAgra plan providing for the assumption of such options, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 22nd day of June, 2000.

                                     /s/  Kenneth E. Stinson
                                     Kenneth E. Stinson

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of ConAgra, Inc., par value $5.00 per share, which may be offered for sale or sold under the International Home Foods, Inc. 1997 Stock Option Plan, or upon the exercise of options assumed by ConAgra, Inc. in connection with ConAgra, Inc.'s acquisition of International Home Foods, Inc., or any ConAgra plan providing for the assumption of such options, together with interests in such Plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

       IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 29th day of June, 2000.

                                     /s/  Clayton K. Yeutter
                                     Clayton K. Yeutter